THE PILLAR FUNDS

                         Supplement Dated March 12, 2001
                      To Prospectuses dated April 30, 2000

This supplement provides new and additional information beyond that contained in each Prospectus and should be retained and read in conjunction with the Prospectus.

                 MERGER OF SUMMIT BANCORP AND CHANGE IN ADVISOR

On March 1, 2001, Summit Bancorp, the parent company of Summit Bank, the advisor to The Pillar Funds ("Pillar"), merged with FleetBoston Financial Corporation ("FleetBoston").

FleetBoston is the nation's eighth-largest financial holding company, with $181 billion in assets. Headquartered in Boston, Massachusetts, FleetBoston is a global diversified financial services company with more than 20 million customers in more than 20 countries and territories around the world.

On February 27, 2001, the Board of Trustees of Pillar approved an interim advisory contract with Fleet Investment Advisors Inc. Vontobel USA Inc., under an interim agreement also approved by the Board, will continue to subadvise the International Equity Fund until April 2, 2001.

On April 2, 2001, pursuant to an interim agreement approved by the Board, Oechsle International Advisors, LLC ("Oechsle") will become subadvisor to the International Equity Fund. Oechsle, which began operations in 1986, provides investment management services to individuals and institutional clients. Headquartered in Boston, Massachusetts, Oechsle has $18 billion in assets under management. Beginning April 2, 2001, the International Equity Fund's portfolio managers will be Singleton Dewey Keesler, Jr. and Kathleen Harris, CFA. Mr. Keesler is Chief Investment Officer and portfolio manager/research analyst with Oechsle. He has been associated with Oechsle and its predecessor since 1986. Ms. Harris has been portfolio manager at Oechsle and its predecessor since January 1995. Previously she was portfolio manager and investment director for the State of Wisconsin Investment Board.

The shareholders will approve permanent advisory agreements prior to the expiration of the interim agreements.

On March 9, 2001, the Board of Trustees also approved an Agreement and Plan of Reorganization (the "Plan") to merge the assets of Pillar with the Galaxy Family of Funds, FleetBoston's proprietary mutual fund family. The Plan requires approval by the shareholders of each Pillar fund, and will be submitted to shareholders for their consideration during the second quarter of 2001. In addition, shareholders will receive a combined proxy statement/prospectus, which describes the reorganization transaction and each of the Galaxy Funds in detail. If approved, the transaction is expected to be completed in August 2001.


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               CHANGE OF PORTFOLIO MANAGER FOR MONEY MARKET FUNDS
                    (EXCEPT THE TAX-EXEMPT MONEY MARKET FUND)

Judith Tomo, portfolio manager for the U.S. Treasury Securities Money Market, Institutional Select Money Market, Prime Obligation Money Market and U.S. Treasury Securities Plus Money Market Funds (the "Money Market Funds") has resigned and been replaced by Maria Di Zio.

Effective February 26, 2001, Maria Di Zio assumed Ms. Tomo's responsibilities as portfolio manager of the Money Market Funds. Prior to becoming the manager, she served as Assistant Portfolio Manager and Credit Analyst for the Money Market Funds and oversaw short-term investment accounts. Ms. Di Zio began her career at Summit Bank in 1994 and is currently pursuing her Chartered Financial Analyst designation from the Association of Investment Management and Research.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PIL-A-001-01000